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                                                                   Exhibit 10.17

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is made as of this ___ day of __________ by and between New SAC, Seagate Technology Holdings, Seagate Removable Storage Solutions Holdings, Seagate Software (Cayman) Holdings, Cayman Islands companies (the "Companies" and each a "Company"), and _____________ (the "Indemnitee").

     WHEREAS, the Companies and Indemnitee recognize the potential for variations in the marketplace for liability insurance covering risks faced by directors and officers of limited liability companies, the potential for significant increases in the cost of such insurance and its availability: and

     WHEREAS, the Companies and Indemnitee further recognize the continuing increase in litigation involving corporations and/or limited liability companies, in general, subjecting directors and officers to expensive litigation risk: and

     WHEREAS, Indemnitee recognizes the potential volatility of all such insurance programs given the climate of litigation, and Indemnitee and other directors and officers of the Companies may not be willing to serve as directors and officers without adequate protection: and

     WHEREAS, the Companies desire to attract and retain the services of highly qualified individuals, such as the Indemnitee, to serve as directors and officers of the Companies and each Company desires to indemnify its directors and officers so as to provide them with the maximum protection permitted by law.

     NOW, THEREFORE, the Companies and Indemnitee hereby agree as follows:

     1. Indemnification.

     (a) Third Party Proceedings. Each Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of such Company, or any affiliate of such Company, by reason of any action or inaction on the part of Indemnitee while a director, officer, employee or agent of such Company or by reason of the fact that Indemnitee is or was serving at the request of such Company as a director, officer, employee or agent of another company, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by such Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably


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believed to be in or not opposed to the best interests of such Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the relevant Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful. For the avoidance of doubt, each Company shall indemnify the Indemnitee only for loss suffered in acting as director for such Company without duplication.

     (b) Proceedings By or in the Right of the Companies. Each Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of such Company or any affiliate of such Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of such Company, or any affiliate of such Company, by reason of any action or inaction on the part of Indemnitee while a director or officer or by reason of the fact that Indemnitee is or was serving at the request of such Company as a director, officer, employee or agent of another company, corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) and amounts paid in settlements actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of such Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to such Company unless and only to the extent that the Grand Court of the Cayman Islands or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Grand Court of the Cayman Islands or such other court shall deem proper. For the avoidance of doubt, each Company shall indemnify the Indemnitee only for loss suffered in acting as director for such Company without duplication.

     (c) Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a) and (b) of this Section 1 or the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by Indemnitee in connection therewith.

     2. Agreement to Serve. In consideration of the protections afforded by this Agreement, if Indemnitee is a director or an officer of any Company not serving under an employment contract, he agrees to serve in such capacity at least for the balance of the current fiscal year of such Company at the will of such Company and not to resign voluntarily during such period without the written consent of a majority of the Board of Directors of such Company. Following the applicable period set forth above, Indemnitee agrees to continue to serve in such capacity at the will of such Company (or under separate agreement, if such agreement exists) so long as he is duly appointed or elected in accordance with the applicable provisions of the Articles of Association of the relevant


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Company or any subsidiary of such Company or until such time as he tenders his resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.

     3. Expenses; Indemnification Procedure.

     (a) Advancement of Expenses. Each Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
Section 1(a) or (b) hereof. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the relevant Company as authorized hereby. The advances to be made hereunder shall be paid by the relevant Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to such Company.

     (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the relevant Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the relevant Company shall be directed to the relevant Company at 920 Disc Drive, Scotts Valley, California 95066 (Attn: William L. Hudson) (or such other address as each Company shall designate in writing to Indemnitee). Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed: otherwise notice shall be deemed received when such notice shall actually be received by the relevant Company. In addition, Indemnitee shall give the relevant Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     (c) Procedure. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under this Agreement, or under any statute, is not paid in full by any Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the relevant Company to recover the unpaid amount of the claim and, subject to Section 12 of this Agreement. Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on such Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 3(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if any Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the relevant Company (including its director(s), any committee or subgroup of the


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director(s) or any group or committee appointed by the director(s), independent legal counsel, or other officers of such Company) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the relevant Company (including the director(s), any committee or subgroup of the director(s) or any group or committee appointed by the director(s), independent legal counsel, or other officers of such Company) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 3(b) hereof, any Company has liability insurance in effect for the purpose of protecting directors or officers of such Company, such Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. Such Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     (e) Selection of Counsel. In the event the any Company shall be obligated under Section 3(a) hereof to pay the expenses of any proceeding against Indemnitee, such Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by such Company, such Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense: and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by such Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between such Company and Indemnitee in the conduct of any such defense or (C) the Companies shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of such Company.

     4. Additional Indemnification Rights: Nonexclusivity.

     (a) Scope. Notwithstanding any other provision of this Agreement, each Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, such Company's Articles of Association, by-laws, operating agreement or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule which expands the right of a Cayman Islands Company to indemnify a director, officer, employee or agent of such Company, such changes shall be, ipso facto, within the purview of Indemnitee's rights and such Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a Cayman Islands Company to indemnify a director, officer, employee or agent of such Company, such changes, to the extent not otherwise required by


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such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which an Indemnitee may be entitled under the Articles of Association, any agreement, any vote of the members of the Companies, the Companies Law (2000 Revision) of the Cayman Islands, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by any Company or Companies for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, such Company or Companies shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

     6. Director and Officer Liability Insurance. Each Company shall, from time to time, make the good faith determination whether or not it is practicable for such Company to obtain and maintain a policy or policies of insurance with reputable insurance companies providing directors and officers of such Company with coverage for losses from wrongful acts, or to ensure such Company's performance of its indemnification obligations under this Agreement. Among other considerations, each Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance covering the directors and officers of any Company, Indemnitee shall be named as an insured in such a manner to provide the Indemnitee the same rights and benefits as are afforded to the most favorably insured of such Company's directors and officers of the Companies. Notwithstanding the foregoing, no Company shall have obligation to obtain or maintain such insurance if such Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a parent or subsidiary of such Company.

     7. Severability. Nothing in this Agreement is intended to require or shall be construed as requiring any Company to do or fail to do any act in violation of applicable law. Any Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then each Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.


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     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Companies shall not be obligated pursuant to the terms of this Agreement:

     (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to proceedings brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law, but such indemnification or advancement of expenses may be provided by the Companies in specific cases if the managing member finds it to be appropriate.

     (b) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

     (c) Insured Claims. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors and officers liability insurance maintained by any Company.

     (d) Securities Laws. To indemnify Indemnitee for expenses, liabilities or the payment of profits arising from or relating to purchase or sale of or offer to purchase or sell any securities, whether on the open market or through a public or private offering.

     9. Construction of Certain Phrases.

     (a) For purposes of this Agreement, references to the "Companies" or "Company" shall include, in addition to the resulting Company or Companies or corporations, any constituent limited liability company or corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, managers, members, officers, and employees or agents, so that if Indemnitee is or was a director, manager, member, officer, employee or agent of such constituent company or corporation, or is or was serving at the request of such constituent company or corporation as a director, manager, member, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise. Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving limited liability company or corporation as Indemnitee would have with respect to such constituent limited liability company or corporation if its separate existence had continued.

     (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans and references to "serving at the request of any Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries: and if Indemnitee acted in good faith and in a manner


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Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of such Company" or "not opposed to the best interests of the relevant Company" as referred to in this Agreement.

     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     11. Successors and Assigns. This Agreement shall be binding upon each Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     12. Attorney's Fees. In the event any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of any Company or Companies under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     13. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     14. Liability. For the avoidance of doubt, it is hereby agreed that each Company shall only indemnify Indemnitee hereunder for loss incurred in acting as director, officer or employee of such Company (or at the request of such Company) and each Company shall be severally liable for such loss. In the event that Indemnitee suffers loss in the course of acting as a director, officer or employee of two or more Companies (or at the request of such Companies), such Companies shall be jointly and severally liable to Indemnitee hereunder.

     15. Consent to Jurisdiction. The Companies and Indemnitee each hereby irrevocably consent to the jurisdiction of the Grand Court of the Cayman Islands for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought in the Grand Court of the Cayman Islands.


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     16. Choice of Law. This Agreement shall be governed by and its provisions construed in accordance with the laws of the Cayman Islands.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NEW SAC                                SEAGATE TECHNOLOGY HOLDINGS

By:                                    By:
   ---------------------------            --------------------------------------

Its:                                   Its:
    --------------------------             -------------------------------------

920 Disc Drive                         920 Disc Drive
Scotts Valley, California 95066        Scotts Valley, California 95066


SEAGATE REMOVABLE                      SEAGATE SOFTWARE
STORAGE SOLUTIONS HOLDINGS             (CAYMAN) HOLDINGS

By:                                    By:
   ---------------------------            --------------------------------------

Its:                                   Its:
    --------------------------             -------------------------------------

920 Disc Drive                         920 Disc Drive
Scotts Valley, California 95066        Scotts Valley, California 95066

AGREED TO AND ACCEPTED:

INDEMNITEE:


(name)


(signature)


(address)





















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